UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2019

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 18, 2019, Occidental Petroleum Corporation (the “Company”) completed its previously announced offers to exchange (the “Exchange Offers”) any and all validly tendered (and not validly withdrawn) and accepted notes of the following series for Oxy Notes (as defined below) and cash and the related solicitation of consents to amend the indentures governing such notes (such notes, collectively, the “Old Notes”): (i) the 4.850% Senior Notes due 2021 issued by Anadarko Petroleum Corporation (“Anadarko”), (ii) the 3.450% Senior Notes due 2024 issued by Anadarko, (iii) the 6.950% Senior Notes due 2024 issued by Kerr-McGee Corporation (“Kerr-McGee”), (iv) the 7.250% Debentures due 2025 issued by Anadarko, (v) the 5.550% Senior Notes due 2026 issued by Anadarko, (vi) the 7.500% Debentures due 2026 issued by Anadarko Holding Company, as successor in interest to Union Pacific Resources Group Inc. (“Anadarko HoldCo”), (vii) the 7.000% Debentures due 2027 issued by Anadarko, (viii) the 7.125% Debentures due 2027 issued by Kerr-McGee, (ix) the 7.150% Debentures due 2028 issued by Anadarko HoldCo, (x) the 6.625% Debentures due 2028 issued by Anadarko, (xi) the 7.200% Debentures due 2029 issued by Anadarko, (xii) the 7.950% Debentures due 2029 issued by Anadarko HoldCo, (xiii) the 7.500% Senior Notes due 2031 issued by Anadarko Finance Company (“Anadarko Finance”), (xiv) the 7.875% Senior Notes due 2031 issued by Kerr-McGee, (xv) the 6.450% Senior Notes due 2036 issued by Anadarko, (xvi) the Zero Coupon Senior Notes due 2036 issued by Anadarko, (xvii) the 7.950% Senior Notes due 2039 issued by Anadarko, (xviii) the 6.200% Senior Notes due 2040 issued by Anadarko, (xix) the 4.500% Senior Notes due 2044 issued by Anadarko, (xx) the 6.600% Senior Notes due 2046 issued by Anadarko, (xxi) the 7.250% Debentures due 2096 issued by Anadarko, (xxii) the 7.730% Debentures due 2096 issued by Anadarko and (xxiii) the 7.500% Debentures due 2096 issued by Anadarko HoldCo.

Pursuant to the Exchange Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted for exchange by the Company:

(i)	$653,019,000 aggregate principal amount of the 4.850% Senior Notes due 2021 issued by Anadarko;
(ii)	$233,062,000 aggregate principal amount of the 3.450% Senior Notes due 2024 issued by Anadarko;
(iii)	$582,523,000 aggregate principal amount of the 6.950% Senior Notes due 2024 issued by Kerr-McGee;
(iv)	$1,081,892,000 aggregate principal amount of the 5.550% Senior Notes due 2026 issued by Anadarko;
(v)	$88,208,000 aggregate principal amount of the 7.500% Debentures due 2026 issued by Anadarko HoldCo;
(vi)	$29,802,000 aggregate principal amount of the 7.000% Debentures due 2027 issued by Anadarko;
(vii)	$122,636,000 aggregate principal amount of the 7.125% Debentures due 2027 issued by Kerr-McGee;
(viii)	$224,267,000 aggregate principal amount of the 7.150% Debentures due 2028 issued by Anadarko HoldCo;
(ix)	$13,811,000 aggregate principal amount of the 6.625% Debentures due 2028 issued by Anadarko;
(x)	$126,005,000 aggregate principal amount of the 7.200% Debentures due 2029 issued by Anadarko;
(xi)	$80,881,000 aggregate principal amount of the 7.950% Debentures due 2029 issued by Anadarko HoldCo;
(xii)	$869,550,000 aggregate principal amount of the 7.500% Senior Notes due 2031 issued by Anadarko Finance;
(xiii)	$484,677,000 aggregate principal amount of the 7.875% Senior Notes due 2031 issued by Kerr-McGee;
(xiv)	$1,734,194,000 aggregate principal amount of the 6.450% Senior Notes due 2036 issued by Anadarko;
(xv)	$2,270,292,000 aggregate principal amount at maturity of the Zero Coupon Senior Notes due 2036 issued by Anadarko;
(xvi)	$321,591,000 aggregate principal amount of the 7.950% Senior Notes due 2039 issued by Anadarko;
(xvii)	$737,496,000 aggregate principal amount of the 6.200% Senior Notes due 2040 issued by Anadarko;
(xviii)	$623,462,000 aggregate principal amount of the 4.500% Senior Notes due 2044 issued by Anadarko;
(xix)	$1,099,221,000 aggregate principal amount of the 6.600% Senior Notes due 2046 issued by Anadarko;
(xx)	$54,624,000 aggregate principal amount of the 7.730% Debentures due 2096 issued by Anadarko; and
(xxi)	$59,783,000 aggregate principal amount of the 7.500% Debentures due 2096 issued by Anadarko HoldCo.

The Old Notes that were tendered and accepted for exchange in the Exchange Offers were exchanged for certificated notes registered in the Company’s name, which notes will remain outstanding and may be transferred to a subsidiary of the Company. Following the settlement of the Exchange Offers, $402,356,000 aggregate principal amount at maturity of Old Notes remain outstanding and held by persons other than the Company.

In connection with the settlement of the Exchange Offers, the Company issued the following series of notes (collectively, the “Oxy Notes”) in exchange for the validly tendered and accepted Old Notes:

(i)	$653,019,000 aggregate principal amount of the 4.850% Senior Notes due 2021;
(ii)	$233,062,000 aggregate principal amount of the 3.450% Senior Notes due 2024;
(iii)	$582,523,000 aggregate principal amount of the 6.950% Senior Notes due 2024;
(iv)	$1,081,892,000 aggregate principal amount of the 5.550% Senior Notes due 2026;
(v)	$88,208,000 aggregate principal amount of the 7.500% Debentures due 2026;

(vi)	$29,802,000 aggregate principal amount of the 7.000% Debentures due 2027;
(vii)	$122,636,000 aggregate principal amount of the 7.125% Debentures due 2027;
(viii)	$224,267,000 aggregate principal amount of the 7.150% Debentures due 2028;
(ix)	$13,811,000 aggregate principal amount of the 6.625% Debentures due 2028;
(x)	$126,005,000 aggregate principal amount of the 7.200% Debentures due 2029;
(xi)	$80,881,000 aggregate principal amount of the 7.950% Debentures due 2029;
(xii)	$869,550,000 aggregate principal amount of the 7.500% Senior Notes due 2031;
(xiii)	$484,677,000 aggregate principal amount of the 7.875% Senior Notes due 2031;
(xiv)	$1,734,194,000 aggregate principal amount of the 6.450% Senior Notes due 2036;
(xv)	$2,270,292,000 aggregate principal amount at maturity of the Zero Coupon Senior Notes due 2036;
(xvi)	$321,591,000 aggregate principal amount of the 7.950% Senior Notes due 2039;
(xvii)	$737,496,000 aggregate principal amount of the 6.200% Senior Notes due 2040;
(xviii)	$623,462,000 aggregate principal amount of the 4.500% Senior Notes due 2044;
(xix)	$1,099,221,000 aggregate principal amount of the 6.600% Senior Notes due 2046;
(xx)	$54,624,000 aggregate principal amount of the 7.730% Debentures due 2096; and
(xxi)	$59,783,000 aggregate principal amount of the 7.500% Debentures due 2096.

As of 12:01 a.m., New York City time, on September 13, 2019 (the “Expiration Date”), all conditions to the Exchange Offers were satisfied or waived other than the condition that the Company obtains the receipt of the requisite consents applicable to the 7.250% Debentures due 2025 issued by Anadarko and the 7.250% Debentures due 2096 issued by Anadarko to adopt certain proposed amendments to the indentures governing such Old Notes. The Company did not accept any Old Notes of such series tendered for exchange in the Exchange Offers and therefore did not issue any corresponding notes of those series.

The Oxy Notes are governed by the terms of an indenture, dated as of August 8, 2019 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by an officer’s certificate for each series of Oxy Notes, dated as of September 18, 2019, setting forth the specific terms applicable to each series of Oxy Notes. The Indenture contains covenants that limit the ability of the Company and its consolidated subsidiaries to, among other things, incur liens and the ability of the Company to merge, consolidate or transfer substantially all of its assets.

The Company may redeem the 4.850% Senior Notes due 2021, the 3.450% Senior Notes due 2024, the 6.950% Senior Notes due 2024, the 5.550% Senior Notes due 2026, the 7.125% Debentures due 2027, the 7.150% Debentures due 2028, the 7.950% Debentures due 2029, the 7.500% Senior Notes due 2031, the 7.875% Senior Notes due 2031, the 6.450% Senior Notes due 2036, the 7.950% Senior Notes due 2039, the 6.200% Senior Notes due 2040, the 4.500% Senior Notes due 2044 and the 6.600% Senior Notes due 2046 (collectively, the “Oxy Redeemable Notes”), in whole or in part, at the option of the Company, at any time or from time to time, in each case prior to final maturity (or in the case of the Oxy Par Call Notes (as defined below), prior to the applicable date set forth below) at a redemption price equal to the greater of (i) 100% of the principal amount of the Oxy Redeemable Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments on the Oxy Redeemable Notes discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable treasury rate plus 50 basis points in the case of the 4.850% Senior Notes due 2021, 15 basis points in the case of the 3.450% Senior Notes due 2024, 30 basis points in the case of the 6.950% Senior Notes due 2024, 50 basis points in the case of the 5.550% Senior Notes due 2026, 10 basis points in the case of the 7.125% Debentures due 2027, 25 basis points in the case of the 7.150% Debentures due 2028, 40 basis points in the case of the 7.950% Debentures due 2029, 30 basis points in the case of the 7.500% Senior Notes due 2031, 25 basis points in the case of the 7.875% Senior Notes due 2031, 30 basis points in the case of the 6.450% Senior Notes due 2036, 50 basis points in the case of the 7.950% Senior Notes due 2039, 25 basis points in the case of the 6.200% Senior Notes due 2040, 20 basis points in the case of the 4.500% Senior Notes due 2044 and 50 basis points in the case of the 6.600% Senior Notes due 2046, plus, in each case, accrued and unpaid interest on the Oxy Redeemable Notes of the series being redeemed to, but not including, the redemption date.

On and after February 15, 2021 with respect to the 4.850% Senior Notes due 2021, April 15, 2024 with respect to the 3.450% Senior Notes due 2024, December 15, 2025 with respect to the 5.550% Senior Notes due 2026, January 15, 2044 with respect to the 4.500% Senior Notes due 2044 and September 15, 2046 with respect to the 6.600% Senior Notes due 2046, the Company may redeem the applicable series of Oxy Notes (collectively, the “Oxy Par Call Notes”), at the option of the Company, in whole or in part from time to time, at a redemption price equal to 100% of the principal amount of the Oxy Par Call Notes of the series to be redeemed, plus, accrued and unpaid interest on the principal amount of the Oxy Par Call Notes to be redeemed to, but not including, the redemption date.

The Exchange Offers were made pursuant to the terms and conditions set forth in Occidental’s prospectus, dated as of August 15, 2019 (the “Prospectus”), as amended by a press release issued by Occidental on August 29, 2019, and the related Letter of Transmittal and Consent (the “Letter of Transmittal”). The Prospectus forms a part of the Registration Statement on Form S-4, which was filed with the Securities and Exchange Commission (“SEC”) on August 1, 2019, as amended by Amendment No. 1 thereto filed with the SEC on August 13, 2019 (the “Registration Statement”), and declared effective on August 15, 2019.

The Oxy Notes have been registered under the Securities Act of 1933 pursuant to the Registration Statement.

This summary of the Oxy Notes does not purport to be complete and is qualified in its entirety by reference to the Indenture and the form of the Oxy Notes, which are attached hereto as Exhibits 4.1 through 4.22, and are incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On September 16, 2019, the Company issued a press release announcing the final results of the Exchange Offers following the expiration of the Exchange Offers as of the Expiration Date.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1
Indenture, dated as of August 8, 2019, between Occidental Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Form 8-K of Occidental Petroleum Corporation dated August 8, 2019).

4.2	Form of 4.850% Senior Notes due 2021.
4.3	Form of 3.450% Senior Notes due 2024.
4.4	Form of 6.950% Senior Notes due 2024.
4.5	Form of 5.550% Senior Notes due 2026.
4.6	Form of 7.500% Debentures due 2026.
4.7	Form of 7.000% Debentures due 2027.
4.8	Form of 7.125% Debentures due 2027.
4.9	Form of 7.150% Debentures due 2028.
4.10	Form of 6.625% Debentures due 2028.
4.11	Form of 7.200% Debentures due 2029.
4.12	Form of 7.950% Debentures due 2029.
4.13	Form of 7.500% Senior Notes due 2031.
4.14	Form of 7.875% Senior Notes due 2031.
4.15	Form of 6.450% Senior Notes due 2036.
4.16	Form of Zero Coupon Senior Notes due 2036.
4.17	Form of 7.950% Senior Notes due 2039.
4.18	Form of 6.200% Senior Notes due 2040.
4.19	Form of 4.500% Senior Notes due 2044.
4.20	Form of 6.600% Senior Notes due 2046.
4.21	Form of 7.730% Debentures due 2096.
4.22	Form of 7.500% Debentures due 2096.
99.1	Press Release, dated September 16, 2019.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Associate General Counsel and Corporate Secretary

Date: September 19, 2019